Exhibit 99.2
Protective Life Corporation Post Office Box 2606 Birmingham, AL 35202 Phone 205-268-1000

SUPPLEMENTAL FINANCIAL INFORMATION

The following document contains supplemental quarterly statistical financial information for the quarter ended June 30, 2005. This document is dated August 4, 2005. Protective does not undertake a duty to update such information after such date.

All income per share results are presented on a diluted basis.

The sales statistics given in this document are used by the Company to measure the relative progress of its marketing efforts. These statistics and certain other information reported herein were derived from the Company’s various sales tracking and administrative systems and were not derived from the Company’s financial reporting systems or financial statements. These statistics attempt to measure only one of many factors that may affect future business segment profitability, and therefore are not intended to be predictive of future profitability.

Information About Non-GAAP Financial Measures

Throughout this document, GAAP refers to accounting principles generally accepted in the United States of America. Operating income differs from the GAAP measure, net income, in that it excludes realized investment gains and losses (net of the related amortization of deferred acquisition costs (“DAC”) and participating income from real estate ventures) and the cumulative effect of change in accounting principle. Consolidated and segment operating income excludes net realized investment gains (losses) (net of the related amortization of DAC and participating income from real estate ventures) and the cumulative effect of change in accounting principle. Periodic settlements of interest rate swaps associated with corporate debt and certain investments are included in realized gains (losses) but are considered part of operating income because the swaps are used to mitigate risk in items affecting operating income. Management believes that consolidated and segment operating income (loss) enhances an investor’s and the Company’s understanding of the Company’s results of operations, as it represents the basis on which the performance of the Company’s business is internally assessed.

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) reduced by a related adjustment to deferred policy acquisition costs, net of income tax, reported as a component of share-owners’ equity. The market values of fixed maturities increase or decrease as interest rates rise or fall. The Company believes that an insurance company’s share-owners’ equity may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income, including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure share owners’ equity per share excluding accumulated other comprehensive income, including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, share owners’ equity per share by including accumulated other comprehensive income, including unrealized gains (losses) on investments.

From time to time, the Company provides additional financial information, which is available on the Company’s web site at www.protective.com in the Analyst/Investor section under the financial report library titled Company Overview.

PROTECTIVE LIFE CORPORATION							Draft
Quarterly Financial Highlights							8/2/2005
(Dollars in Thousands)							Page 1
(Unaudited)

	2004	2004	2004	2005	2005	6 MOS	6 MOS
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	2004	2005
Pretax Operating Income *

Life Marketing	$43,597	$38,818	$41,881	$39,141	$38,332	$85,198	$77,473
Acquisitions	23,461	21,262	21,374	21,035	21,473	44,664	42,508
Annuities	4,975	4,008	4,671	4,064	8,145	7,788	12,209
Stable Value Contracts	13,926	13,313	14,221	14,399	13,484	25,625	27,883
Asset Protection	4,371	5,425	4,680	6,172	6,292	8,974	12,464
Corporate & Other	3,128	12,325	1,802	11,645	9,380	7,433	21,025
Total Pretax Operating Income	$93,458	$95,151	$88,629	$96,456	$97,106	$179,682	$193,562

Balance Sheet Data

Total GAAP Assets	$25,091,026	$25,936,586	$27,211,378	$27,863,074	$28,551,847
Share Owners' Equity	$1,884,869	$2,117,109	$2,166,327	$2,124,402	$2,299,265
Share Owners' Equity (excluding accumulated other comprehensive income) **$	1,763,863	$1,823,064	$1,870,016	$1,925,428	$1,959,487

Stock Data

Closing Price	$38.67	$39.31	$42.69	$39.30	$42.22	$38.67	$42.22
Average Shares Outstanding
Basic	70,284,893	70,337,248	70,431,763	70,474,337	70,517,476	70,213,500	70,496,026
Diluted	71,030,983	71,115,468	71,221,826	71,273,760	71,279,363	70,959,287	71,276,577

* "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating Income" may be compared.
See Page 5 for a reconciliation of "Pretax Operating Income" to "Income Before Income Tax".

** "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure. "Share-owners' equity" is a GAAP financial measure to which
"Share-owners' equity excluding accumulated other comprehensive income" may be compared.
See Page 4 for a reconciliation of "Share-owners' equity excluding accumulated other comprehensive income" to "Share-owners' equity".

PROTECTIVE LIFE CORPORATION							Draft
GAAP Consolidated Statements Of Income							8/2/2005
(Dollars in thousands)							Page 2
(Unaudited)
	2004	2004	2004	2005	2005	6 MOS	6 MOS
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	2004	2005
REVENUES
Gross Premiums and Policy Fees	$456,088	$460,784	$480,628	$472,143	$488,301	$899,884	$960,444
Reinsurance Ceded	(285,369)	(276,736)	(331,200)	(284,913)	(314,899)	(534,708)	(599,812)
Net Premiums and Policy Fees	170,719	184,048	149,428	187,230	173,402	365,176	360,632
Net investment income	265,899	279,271	274,439	287,953	282,374	530,507	570,327
RIGL - Derivatives	8,740	6,287	(519)	(6,368)	(26,021)	13,823	(32,389)
RIGL - All Other Investments	(923)	8,181	4,420	27,878	12,480	15,704	40,358
Other income	37,563	40,921	41,907	43,416	44,235	74,982	87,651
Total Revenues	481,998	518,708	469,675	540,109	486,470	1,000,192	1,026,579

BENEFITS & EXPENSES
Benefits and settlement expenses	282,469	288,455	272,197	300,434	291,636	569,785	592,070
Amortization of deferred policy acquisition costs	45,053	52,375	42,908	74,251	51,867	104,847	126,118
Amortization of goodwill	0	0	0	0	0	0	0
Other operating expenses	46,769	63,177	53,419	60,456	55,911	106,495	116,367
Interest on indebtedness	12,337	12,435	12,985	13,098	13,614	24,296	26,712
Total Benefits and Expenses	386,628	416,442	381,509	448,239	413,028	805,423	861,267

INCOME BEFORE INCOME TAX	95,370	102,266	88,166	91,870	73,442	194,769	165,312
Income tax expense	34,075	35,793	30,858	31,787	25,411	68,169	57,198
Change in Accounting Principle	0	0	0	0	0	(15,801)	-
NET INCOME	$61,295	$66,473	$57,308	$60,083	$48,031	$110,799	$108,114

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$0.84	$0.88	$0.80	$0.88	$0.90
RIGL - Derivatives net of gains related to corp debt and investments	0.03	0.02	(0.05)	(0.09)	(0.27)
RIGL - All Other Investments, net of participating income	(0.01)	0.04	0.05	0.05	0.05
Change in Accounting Principle	0.00	0.00	0.00	0.00	0.00
Net income-diluted	$0.86	$0.94	$0.80	$0.84	$0.68
Average shares outstanding-diluted	71,030,983	71,115,468	71,221,826	71,273,760	71,279,363
Dividends paid	$0.175	$0.175	$0.175	$0.175	$0.195

PER SHARE DATA FOR YTD
Operating income-diluted *	$1.64	$2.52	$3.32	$0.88	$1.78	$1.64	$1.78
RIGL - Derivatives net of gains related to corp debt and investments	0.03	0.05	0.00	(0.09)	(0.36)	0.03	(0.36)
RIGL - All Other Investments, net of participating income	0.11	0.15	0.20	0.05	0.10	0.11	0.10
Change in Accounting Principle	(0.22)	(0.22)	(0.22)	0.00	0.00	(0.22)	-
Net income-diluted	$1.56	$2.50	$3.30	$0.84	$1.52	$1.56	$1.52
Average shares outstanding-diluted	70,959,287	71,011,727	71,064,539	71,273,760	71,276,577	70,959,287	71,276,577
Dividends paid	$0.335	$0.510	$0.685	$0.175	$0.370	$0.335	$0.370

* "Operating Income" is a non-GAAP financial measure. "Net Income" is a GAAP financial measure to which "Operating Income" may be compared.

PROTECTIVE LIFE CORPORATION					Draft
GAAP Consolidated Balance Sheets					8/2/2005
(Dollars in thousands)					Page 3
(Unaudited)

	2004	2004	2004	2005	2005
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
ASSETS
Fixed maturities	$13,295,606	$13,679,358	$14,412,605	$15,263,694	$15,686,373
Equity securities	57,802	59,635	58,941	59,605	115,758
Mortgage loans	2,836,683	2,904,729	3,005,418	3,042,584	3,124,877
Investment real estate	107,163	107,220	107,246	104,986	91,981
Policy loans	486,661	485,282	482,780	472,345	466,701
Other long-term investments	197,246	217,270	259,025	222,943	186,059
Long-term investments	16,981,161	17,453,494	18,326,015	19,166,157	19,671,749
Short-term investments	694,002	1,042,278	1,059,557	816,335	626,795
Total investments	17,675,163	18,495,772	19,385,572	19,982,492	20,298,544
Cash	105,518	117,118	130,596	53,673	98,316
Accrued investment income	194,403	204,977	196,076	202,008	192,454
Accounts and premiums receivable	53,958	51,504	44,364	50,271	348,688
Reinsurance receivable	2,526,722	2,631,037	2,750,260	2,835,979	2,883,648
Deferred policy acquisition costs	1,886,854	1,792,335	1,821,972	1,913,803	1,866,815
Goodwill	46,619	46,619	46,619	46,619	49,423
Property and equipment, net	46,821	46,359	45,454	44,520	46,878
Other assets	240,139	243,972	264,512	259,622	255,413
Assets Related to Separate Accounts
Variable Annuity	2,121,517	2,110,082	2,308,858	2,256,920	2,286,141
Variable Universal Life	188,963	192,478	217,095	217,167	225,527
Other	4,349	4,333	0	0	0
TOTAL ASSETS	$25,091,026	$25,936,586	$27,211,378	$27,863,074	$28,551,847

PROTECTIVE LIFE CORPORATION					Draft
GAAP Consolidated Balance Sheets					8/2/2005
(Dollars in thousands)					Page 4
(Unaudited)

LIABILITIES AND SHARE-OWNERS' EQUITY
	2004	2004	2004	2005	2005
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$9,473,878	$9,682,429	$10,014,106	$10,222,011	$10,499,494
Unearned premiums	634,779	635,364	666,560	673,841	679,916
Stable value product deposits	4,921,166	5,143,367	5,562,997	5,670,355	5,846,120
Annuity deposits	3,419,225	3,429,473	3,463,477	3,433,293	3,447,394
Other policyholders' funds	157,612	155,952	151,660	151,572	149,247
Securities sold under repurchase agreements	0	0	0	0	31,550
Other liabilities	884,200	950,556	1,062,706	1,556,736	1,482,085
Accrued income taxes	(12,074)	(30,943)	13,195	29,213	21,701
Deferred income taxes	210,912	329,272	312,544	256,453	311,146
Debt	385,449	401,541	451,433	451,424	469,317
Liabilities related to variable interest entities	476,591	475,953	482,434	481,921	465,078
Subordinated debt securities	324,743	324,743	324,743	324,743	324,743

Minority interest - subsidiaries	14,847	14,877	13,243	13,023	13,123
Liabilities related to separate accounts
Variable annuity	2,121,517	2,110,082	2,308,858	2,256,920	2,286,141
Variable universal life	188,963	192,478	217,095	217,167	225,527
Other	4,349	4,333	0	0	0
TOTAL LIABILITIES	$23,206,157	$23,819,477	$25,045,051	$25,738,672	$26,252,582

SHARE-OWNERS' EQUITY
Preferred stock	0	0	0	0	0
Common stock	36,626	36,626	36,626	36,626	36,626
Additional paid-in capital	423,257	425,181	426,927	433,467	433,040
Treasury stock	(13,783)	(13,684)	(13,632)	(13,041)	(13,011)
Stock held in trust	(2,855)	0	0	0	0
Unallocated ESOP shares	(1,989)	(1,989)	(1,989)	(1,610)	(1,610)
Retained earnings	1,322,607	1,376,930	1,422,084	1,469,986	1,504,442
Accumulated other comprehensive income	121,006	294,045	296,311	198,974	339,778

Total Share-owners' Equity	1,884,869	2,117,109	2,166,327	2,124,402	2,299,265

TOTAL LIABILITIES AND EQUITY	$25,091,026	$25,936,586	$27,211,378	$27,863,074	$28,551,847

SHARE-OWNERS' EQUITY PER SHARE
Total Share-owners' Equity	$27.16	$30.49	$31.19	$30.52	$33.02
Accumulated other comprehensive income	1.75	4.23	4.26	2.86	4.88
Excluding accumulated other comprehensive income *	$25.41	$26.26	$26.93	$27.66	$28.14

Total Share-owners' Equity	$1,884,869	$2,117,109	$2,166,327	$2,124,402	$2,299,265
Accumulated other comprehensive income	121,006	294,045	296,311	198,974	339,778
Share-owners' Equity (excluding accumulated other comprehensive income) *	$1,763,863	$1,823,064	$1,870,016	$1,925,428	$1,959,487

Common shares outstanding	69,407,945	69,435,440	69,449,889	69,615,285	69,627,244
Treasury Stock shares	3,844,015	3,816,520	3,802,071	3,636,675	3,624,716

* "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure. "Share-owners' equity" is a GAAP financial measure to which
"Share-owners' equity excluding accumulated other comprehensive income" may be compared.

PROTECTIVE LIFE CORPORATION							Draft
Calculation of Operating Earnings Per Share							8/2/2005
(Dollars in thousands)							Page 5
(Unaudited)
	2004	2004	2004	2005	2005	6 MOS	6 MOS
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	2004	2005

CALCULATION OF NET INCOME PER SHARE

Net income	$61,295	$66,473	$57,308	$60,083	$48,031	$110,799	$108,114

Average shares outstanding-basic	70,284,893	70,337,248	70,431,763	70,474,337	70,517,476	70,213,500	70,496,026
Average shares outstanding-diluted	71,030,983	71,115,468	71,221,826	71,273,760	71,279,363	70,959,287	71,276,577

Net income per share-basic	$0.87	$0.95	$0.81	$0.85	$0.68	$1.58	$1.53
Net income per share-diluted	$0.86	$0.94	$0.80	$0.84	$0.68	$1.56	$1.52

Income from continuing operations	$61,295	$66,473	$57,308	$60,083	$48,031	$126,600	$108,114
EPS (basic)	$0.87	$0.95	$0.81	$0.85	$0.68	$1.80	$1.53
EPS (diluted)	$0.86	$0.94	$0.80	$0.84	$0.68	$1.78	$1.52

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$8,740	$6,287	$(519)	$(6,368)	$(26,021)	$13,823	$(32,389)
Derivative Gains related to Corporate Debt and Investments	(5,354)	(4,684)	(4,309)	(3,684)	(2,960)	(10,229)	(6,644)
RIGL - All Other Investments, net of participating income	(923)	8,181	4,420	27,878	6,597	15,704	34,475
Related amortization of DAC	(551)	(2,669)	(55)	(22,412)	(1,280)	(4,211)	(23,692)
	1,912	7,115	(463)	(4,586)	(23,664)	15,087	(28,250)
Tax effect	(669)	(2,491)	162	1,605	8,283	(5,280)	9,888
	$1,243	$4,624	$(301)	$(2,981)	$(15,381)	$9,807	$(18,362)

RIGL - Derivatives per share-diluted	$0.03	$0.02	$(0.05)	$(0.09)	$(0.27)	$0.03	$(0.36)
RIGL - All Other Investments per share-diluted	$(0.01)	$0.04	$0.05	$0.05	$0.05	$0.11	$0.10

OPERATING INCOME PER SHARE *

Net income per share-diluted	$0.86	$0.94	$0.80	$0.84	$0.68	$1.56	$1.52
RIGL - Derivatives per share-diluted	0.03	0.02	(0.05)	(0.09)	(0.27)	0.03	(0.36)
RIGL - All Other Investments, net of participating income per share-diluted	(0.01)	0.04	0.05	0.05	0.05	0.11	0.10
Change in accounting principle	-	-	-	-	-	(0.22)	-
Operating income per share-diluted	$0.84	$0.88	$0.80	$0.88	$0.90	$1.64	$1.78

NET OPERATING INCOME *

Net income	$61,295	$66,473	$57,308	$60,083	$48,031	$110,799	$108,114
RIGL - Derivatives net of tax & gains related to corp debt & investments	2,201	1,042	(3,138)	(6,534)	(18,837)	2,336	(25,371)
RIGL - All Other Investments net of tax, amortization, and participating income	(959)	3,583	2,838	3,553	3,456	7,470	7,009
Change in accounting principle	-	-	-	-	-	(15,801)	-
Net operating income	$60,053	$61,848	$57,608	$63,064	$63,412	$116,794	$126,476

PRETAX OPERATING INCOME **

Income before income tax	$95,370	$102,266	$88,166	$91,870	$73,442	$194,769	$165,312
RIGL - Derivatives	8,740	6,287	(519)	(6,368)	(26,021)	13,823	(32,389)
Derivative Gains related to Corporate Debt and Investments	(5,354)	(4,684)	(4,309)	(3,684)	(2,960)	(10,229)	(6,644)
RIGL - All Other Investments, net of participating income	(923)	8,181	4,420	27,878	6,597	15,704	34,475
Related amortization of DAC	(551)	(2,669)	(55)	(22,412)	(1,280)	(4,211)	(23,692)
Pretax operating income	$93,458	$95,151	$88,629	$96,456	$97,106	$179,682	$193,562

* "Net Operating Income" and "Operating Income Per Share" are non-GAAP financial measures. "Net Income" and "Net Income Per Share" are GAAP financial measures to which "Net Operating Income" and "Operating Income Per Share" may be compared.
** "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating
Income" may be compared.

PROTECTIVE LIFE CORPORATION					Draft
Invested Asset Summary					8/2/2005
(Dollars in millions)					Page 6
(Unaudited)

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
	2004	2004	2004	2005	2005
Total Portfolio

Fixed Income	$13,295.6	$13,679.4	$14,412.6	$15,263.7	$15,686.4
Mortgage Loans	2,836.7	2,904.7	3,005.4	3,042.6	3,124.9
Real Estate	107.2	107.2	107.3	105.0	92.0
Equities	57.8	59.6	58.9	59.6	115.8
Policy Loans	486.7	485.3	482.8	472.4	466.7
Short Term Investments	694.0	1,042.3	1,059.6	816.3	626.8
Other Long Term Investments	197.2	217.3	259.0	222.9	186.1
Total Invested Assets	$17,675.2	$18,495.8	$19,385.6	$19,982.5	$20,298.5

Fixed Income

Corporate Bonds	$7,051.5	$7,200.4	$7,466.0	$7,209.4	$7,597.3
Mortgage Backed Securities	4,451.7	4,598.3	5,070.2	6,201.5	6,094.3
US Govt Bonds	77.4	79.3	86.0	94.7	88.5
Public Utilities	1,673.8	1,759.2	1,745.5	1,705.6	1,852.7
States, Municipals and Political Subdivisions	26.9	27.7	30.4	49.6	52.2
Preferred Securities	3.4	3.5	3.6	2.7	1.2
Convertibles and Bonds with Warrants	10.9	11.0	10.9	0.2	0.2
Total Fixed Income Portfolio	$13,295.6	$13,679.4	$14,412.6	$15,263.7	$15,686.4

Fixed Income - Quality

AAA	34.2%	34.6%	35.9%	40.9%	40.0%
AA	6.4%	6.4%	6.2%	6.0%	3.7%
A	23.5%	23.5%	22.2%	21.0%	17.8%
BBB	28.6%	28.6%	28.9%	25.8%	31.1%
BB or Less	7.3%	6.9%	6.8%	6.3%	7.4%
Redeemable Preferred Stock	0.0%	0.0%	0.0%	0.0%	0.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Mortgage Loans - Type

Retail	73.2%	71.2%	70.7%	69.6%	69.2%
Apartments	9.2%	10.1%	10.2%	11.7%	12.5%
Office Buildings	8.7%	8.7%	9.2%	9.4%	9.2%
Warehouses	7.4%	8.5%	8.4%	8.3%	7.9%
Miscellaneous	1.5%	1.5%	1.5%	1.0%	1.2%
	100.0%	100.0%	100.0%	100.0%	100.0%

Problem Mortgage Loans

60 Days Past Due	$0.0	$5.4	$1.9	$1.9	$1.9
90 Days Past Due	3.2	1.9	1.9	8.2	2.6
Renegotiated Loans	5.7	5.7	5.6	5.4	8.3
Foreclosed Real Estate	0.0	1.3	1.4	0.0	4.3
	$8.9	$14.3	$10.8	$15.5	$17.1

PROTECTIVE LIFE CORPORATION							Draft
Life Marketing and Acquisitions - Quarterly Earnings Trends							8/2/2005
(Dollars in thousands)							Page 7
(Unaudited)
	2004	2004	2004	2005	2005	6 MOS	6 MOS
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	2004	2005
LIFE MARKETING

REVENUES
Gross Premiums and Policy Fees	$250,931	$253,952	$286,020	$273,769	$290,333	$486,917	$564,102
Reinsurance Ceded	(205,072)	(191,228)	(253,121)	(199,746)	(235,968)	(373,858)	(435,714)
Net Premiums and Policy Fees	45,859	62,724	32,899	74,023	54,365	113,059	128,388
Net investment income	58,929	59,985	61,339	61,153	62,541	116,869	123,694
Realized investment gains (losses)	-	-	-	-	-	-	-
Other income	22,348	25,151	26,053	28,556	27,107	43,491	55,663
Total Revenues	127,136	147,860	120,291	163,732	144,013	273,419	307,745

BENEFITS & EXPENSES
Benefits and settlement expenses	66,692	78,361	57,505	89,783	72,994	138,718	162,777
Amortization of deferred policy acquisition costs	10,926	14,823	12,140	17,827	21,413	32,007	39,240
Amortization of goodwill	-	-	-	-	-	-	-
Other operating expenses	5,921	15,858	8,765	16,981	11,274	17,496	28,255
Total Benefits and Expenses	83,539	109,042	78,410	124,591	105,681	188,221	230,272

INCOME BEFORE INCOME TAX	$43,597	$38,818	$41,881	$39,141	$38,332	$85,198	$77,473

ACQUISITIONS

REVENUES
Gross Premiums and Policy Fees	$69,659	$66,985	$70,281	$65,500	$66,104	$139,128	$131,604
Reinsurance Ceded	(17,840)	(16,562)	(20,559)	(20,029)	(17,257)	(34,941)	(37,286)
Net Premiums and Policy Fees	51,819	50,423	49,722	45,471	48,847	104,187	94,318
Net investment income	58,704	57,682	57,458	56,714	56,099	117,359	112,813
Realized investment gains (losses)	-	-	-	-	-	-	-
Other income	468	655	432	361	453	1,185	814
Total Revenues	110,991	108,760	107,612	102,546	105,399	222,731	207,945

BENEFITS & EXPENSES
Benefits and settlement expenses	71,340	71,571	71,425	66,399	68,784	144,360	135,183
Amortization of deferred policy acquisition costs	7,476	7,056	6,271	7,071	7,185	15,325	14,256
Amortization of goodwill	-	-	-	-	-	-	-
Other operating expenses	8,714	8,871	8,542	8,041	7,957	18,382	15,998
Total Benefits and Expenses	87,530	87,498	86,238	81,511	83,926	178,067	165,437

INCOME BEFORE INCOME TAX	$23,461	$21,262	$21,374	$21,035	$21,473	$44,664	$42,508

PROTECTIVE LIFE CORPORATION							Draft
Life Marketing and Annuities Data							8/2/2005
(Dollars in thousands)							Page 8
(Unaudited)

	2004	2004	2004	2005	2005	6 MOS	6 MOS
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	2004	2005
LIFE MARKETING

SALES BY PRODUCT
Term	$42,208	$41,046	$41,794	$34,508	$26,861	$89,043	$61,369
U/L	19,266	16,360	31,276	32,747	41,638	36,963	74,385
VUL	1,474	1,492	1,145	1,138	1,197	2,599	2,335
Total	$62,948	$58,898	$74,215	$68,393	$69,696	$128,605	$138,089

SALES BY DISTRIBUTION
Brokerage general agents	$39,580	$37,843	$40,975	$36,173	$29,495	$82,327	$65,668
Independent agents	12,570	12,615	18,004	17,309	18,746	25,310	36,055
Stockbrokers/banks	6,782	7,016	11,854	12,670	18,004	12,841	30,674
Direct Response & BOLI	4,016	1,424	3,382	2,241	3,451	8,127	5,692
Total	$62,948	$58,898	$74,215	$68,393	$69,696	$128,605	$138,089

ANNUITIES

SALES
Variable Annuity	$63,317	$74,231	$83,654	$77,003	$90,329	$125,041	$167,332
Immediate Annuity	33,576	23,216	150,179	32,476	21,194	44,542	53,670
Market Value Adjusted Annuity	74,729	83,175	62,201	26,483	33,065	79,857	59,548
Equity Indexed Annuity				609	6,582	0	7,191
Total	$171,622	$180,622	$296,034	$136,571	$151,170	$249,440	$287,741

PRETAX OPERATING INCOME
Variable Annuity	$3,492	$2,901	$3,417	$3,735	$4,274	$4,117	$8,009
Fixed Annuity	1,483	1,107	1,254	329	3,871	3,671	4,200
Total	$4,975	$4,008	$4,671	$4,064	$8,145	$7,788	$12,209

DEPOSIT BALANCE
VA Fixed Annuity	$269,353	$269,363	$262,295	$251,822	$250,556
VA Separate Account Annuity	2,026,781	2,023,325	2,222,102	2,176,065	2,210,639
Sub-total	2,296,134	2,292,688	2,484,397	2,427,887	$2,461,195
Fixed Annuity	2,930,544	2,986,179	3,173,862	3,195,043	3,202,752
Total	$5,226,678	$5,278,867	$5,658,259	$5,622,930	$5,663,947

PROTECTIVE LIFE CORPORATION							Draft
Annuities, Stable Value Contracts, and Asset Protection							8/2/2005
Quarterly Earnings Trends (Dollars in thousands)							Page 9
(Unaudited)
	2004	2004	2004	2005	2005	6 MOS	6 MOS
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	2004	2005
ANNUITIES

REVENUES
Gross Premiums and Policy Fees	$7,594	$7,370	$7,749	$7,840	$7,866	$15,222	$15,706
Reinsurance Ceded	-	-	-	-	-	-	-
Net Premiums and Policy Fees	7,594	7,370	7,749	7,840	7,866	15,222	15,706
Net investment income	51,523	52,854	54,923	56,150	54,786	103,111	110,936
RIGL - Derivatives	-	-	-	(162)	-	-	(162)
RIGL - All Other Investments	290	3,524	55	27,624	1,474	6,294	29,098
Other income	1,555	1,556	2,108	1,726	2,264	3,340	3,990
Total Revenues	60,962	65,304	64,835	93,178	66,390	127,967	159,568

BENEFITS & EXPENSES
Benefits and settlement expenses	44,456	46,526	46,243	48,080	48,687	90,502	96,767
Amortization of deferred policy acquisition costs	7,119	8,459	7,636	29,638	3,453	16,176	33,091
Amortization of goodwill	-	-	-	-	-	-	-
Other operating expenses	4,673	5,456	6,285	6,346	5,911	11,418	12,257
Total Benefits and Expenses	56,248	60,441	60,164	84,064	58,051	118,096	142,115

INCOME BEFORE INCOME TAX	4,714	4,863	4,671	9,114	8,339	9,871	17,453

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	-	-	-	(162)	-	-	(162)
Less: RIGL - All Other Investments	290	3,524	55	27,624	1,474	6,294	29,098
Add back: Related amortization of deferred policy acquisition costs	551	2,669	55	22,412	1,280	4,211	23,692

PRETAX OPERATING INCOME	$4,975	$4,008	$4,671	$4,064	$8,145	$7,788	$12,209

STABLE VALUE CONTRACTS

REVENUES
Gross Premiums and Policy Fees	$-	$-	$-	$-	$-	$-	$-
Reinsurance Ceded	-	-	-	-	-	-	-
Net Premiums and Policy Fees	-	-	-	-	-	-	-
Net investment income	66,666	66,472	71,013	73,875	76,081	130,699	149,956
RIGL - Derivatives	135	700	53	292	(310)	406	(18)
RIGL - All Other Investments	1,887	6,292	279	327	2,395	5,495	2,722
Other income	-	-	-	-	-	-	-
Total Revenues	68,688	73,464	71,345	74,494	78,166	136,600	152,660

BENEFITS & EXPENSES
Benefits and settlement expenses	50,720	50,301	54,378	57,169	60,084	100,489	117,253
Amortization of deferred policy acquisition costs	803	894	1,022	1,084	1,121	1,564	2,205
Amortization of goodwill	-	-	-	-	-	-	-
Other operating expenses	1,217	1,964	1,392	1,223	1,392	3,021	2,615
Total Benefits and Expenses	52,740	53,159	56,792	59,476	62,597	105,074	122,073

INCOME BEFORE INCOME TAX	15,948	20,305	14,553	15,018	15,569	31,526	30,587

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	135	700	53	292	(310)	406	(18)
Less: RIGL-All Other Investments	1,887	6,292	279	327	2,395	5,495	2,722

PRETAX OPERATING INCOME	$13,926	$13,313	$14,221	$14,399	$13,484	$25,625	$27,883

ASSET PROTECTION

REVENUES
Gross Premiums and Policy Fees	$115,354	$120,558	$105,190	$114,004	$113,504	$233,533	$227,508
Reinsurance Ceded	(62,120)	(68,755)	(57,362)	(65,063)	(61,621)	(125,226)	(126,684)
Net Premiums and Policy Fees	53,234	51,803	47,828	48,941	51,883	108,307	100,824
Net investment income	7,500	7,922	7,976	7,600	8,602	15,041	16,202
Realized investment gains (losses)	-	-	-	-	-	-	-
Other income	9,117	9,565	8,732	8,537	11,462	18,179	19,999
Total Revenues	69,851	69,290	64,536	65,078	71,947	141,527	137,025

BENEFITS & EXPENSES
Benefits and settlement expenses	33,363	29,226	26,219	26,529	29,851	65,562	56,380
Amortization of deferred policy acquisition costs	17,522	20,042	14,753	17,546	17,669	37,478	35,215
Amortization of goodwill	-	-	-	-	-	-	-
Other operating expenses	14,595	14,597	18,884	14,831	18,135	29,513	32,966
Total Benefits and Expenses	65,480	63,865	59,856	58,906	65,655	132,553	124,561

INCOME BEFORE INCOME TAX	$4,371	$5,425	$4,680	$6,172	$6,292	$8,974	$12,464

PROTECTIVE LIFE CORPORATION							Draft
Stable Value Contracts and Asset Protection Data							8/2/2005
(Dollars in thousands)							Page 10
(Unaudited)

	2004	2004	2004	2005	2005	6 MOS	6 MOS
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	2004	2005
STABLE VALUE CONTRACTS

SALES
GIC	$39,000	$15,000	$5,000	$24,050	$5,000	$39,000	$29,050
GFA - Direct Institutional	960	-	66,060	-	-	960	0
GFA - Non-Registered	-	-	-	-	-	0	0
GFA - Registered - Institutional	-	625,000	-	350,000	350,000	300,000	700,000
GFA - Registered - Retail	68,250	135,520	106,290	31,845	96,795	289,750	128,640
Total	$108,210	$775,520	$177,350	$405,895	$451,795	$629,710	$857,690

DEPOSIT BALANCE
Quarter End Balance	$4,921,166	$5,143,367	$5,562,997	$5,670,355	$5,846,120
Average Daily Balance	$5,062,014	$5,112,019	$5,455,427	$5,716,571	$5,808,943	$4,956,987	$5,763,519

OPERATING SPREAD	1.13%	1.07%	1.07%	1.04%	0.95%	1.06%	0.99%

	2004	2004	2004	2005	2005	6 MOS	6 MOS
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	2004	2005

ASSET PROTECTION

SALES
Credit	$59,035	$59,543	$47,761	$50,106	$51,421	$110,281	$101,527
Service Contracts	54,861	56,627	47,220	47,138	62,437	99,136	109,575
Other	8,940	8,883	13,780	9,075	13,567	17,091	22,642
Total	$122,836	$125,053	$108,761	$106,319	$127,425	$226,508	$233,744

PROTECTIVE LIFE CORPORATION							Draft
Corporate & Other Segment - Quarterly Earnings Trends							8/2/2005
(Dollars in thousands)							Page 11
(Unaudited)
	2004	2004	2004	2005	2005	6 MOS	6 MOS
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	2004	2005

REVENUES
Gross Premiums and Policy Fees	$12,550	$11,919	$11,373	$11,030	$10,494	$25,084	$21,524
Reinsurance Ceded	(337)	(191)	(143)	(75)	(53)	(683)	(128)
Net Premiums and Policy Fees	12,213	11,728	11,230	10,955	10,441	24,401	21,396
Net investment income	22,577	34,356	21,730	32,461	24,265	47,428	56,726
RIGL - Derivatives	8,605	5,587	(572)	(6,498)	(25,711)	13,417	(32,209)
RIGL - All Other Investments	(3,100)	(1,635)	4,086	(73)	8,611	3,915	8,538
Other income	4,075	3,994	4,582	4,236	2,949	8,787	7,185
Total Revenues	44,370	54,030	41,056	41,081	20,555	97,948	61,636

BENEFITS & EXPENSES
Benefits and settlement expenses	15,898	12,470	16,427	12,474	11,236	30,154	23,710
Amortization of deferred policy acquisition costs	1,207	1,101	1,086	1,085	1,026	2,297	2,111
Amortization of goodwill	-	-	-	-	-	-	-
Other operating expenses	23,986	28,866	22,536	26,132	24,856	50,961	50,988
Total Benefits and Expenses	41,091	42,437	40,049	39,691	37,118	83,412	76,809

INCOME BEFORE INCOME TAX	3,279	11,593	1,007	1,390	(16,563)	14,536	(15,173)

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	8,605	5,587	(572)	(6,498)	(25,711)	13,417	(32,209)
Less: RIGL-All Other Investments, net of participating income	(3,100)	(1,635)	4,086	(73)	2,728	3,915	2,655
Add back: Derivative gains related to corporate debt and investments	5,354	4,684	4,309	3,684	2,960	10,229	6,644

PRETAX OPERATING INCOME	$3,128	$12,325	$1,802	$11,645	$9,380	$7,433	$21,025